EXHIBIT 99.1

PRESS RELEASE

ERA GROUP INC. BEGINS TRADING ON NYSE AS AN INDEPENDENT PUBLIC COMPANY, SYMBOL “ERA”

Fort Lauderdale, Florida
February 1, 2013

FOR IMMEDIATE RELEASE-SEACOR Holdings Inc. (NYSE: CKH) (“SEACOR”) and Era Group Inc. (“Era Group”) today announced the successful completion of the spin-off of Era Group from SEACOR, finalizing the transition to Era Group's status as an independent public company.

Until this point a subsidiary of SEACOR, Era Group attained full independent status yesterday, January 31, 2013 at 11:59PM. Era Group begins trading on NYSE today under the symbol “ERA”.

No action or payment is required by SEACOR stockholders to receive the shares of Era Group common stock. Stockholders who held SEACOR common stock on January 24, 2013, the record date for the spin-off, and that did not subsequently trade the entitlement to their Era Group shares, will receive a book-entry account statement reflecting their ownership of Era Group common stock or their brokerage account will be credited with the Era Group shares.

The Era Group spin-off has been structured to qualify as a tax-free dividend to SEACOR stockholders for U.S. federal income tax purposes.  SEACOR stockholders are urged to consult with their tax advisors with respect to the U.S. federal, state, local and foreign tax consequences of the Era Group spin-off.

Deutsche Bank Securities Inc. and Goldman, Sachs & Co. are acting as financial advisors for the transaction.

About SEACOR

SEACOR is a global provider of equipment and services primarily supporting the offshore oil and gas and marine transportation industries. SEACOR offers customers a diversified suite of services including offshore marine, inland river, marine transportation, crisis and emergency management preparedness and response solutions, commodity trading and logistics and offshore and harbor towing. SEACOR is focused on providing highly responsive local service combined with the highest safety standards, innovative technology, modern, efficient equipment and dedicated professional employees.

About Era Group

Era Group is one of the largest helicopter operators in the world and the longest serving helicopter transport operator in the U.S. In addition to servicing its U.S. customers, Era Group also provides helicopters and related services to third-party helicopter operators in other countries, including Brazil, Canada, Denmark, India, Indonesia, Mexico, Norway, Spain, Sweden and the United Kingdom. Era Group's helicopters are primarily used to transport personnel to, from and between offshore installations, drilling rigs and platforms.

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Cautionary Note Regarding Forward-Looking Statements

This release includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements concerning management's expectations, strategic objectives, business prospects, anticipated economic performance and financial condition and other similar matters involve known and unknown risks, uncertainties and other important factors that could cause the actual results, performance or achievements of results to differ materially from any future results, performance or achievements discussed or implied by such forward-looking statements. Such risks, uncertainties and other important factors include, among others the effect of the spin-off of Era Group on each of SEACOR and Era Group; decreased demand and loss of revenues as a result of U.S. government implemented moratoriums directing operators to cease certain drilling activities and any extension of such moratoriums (the “Moratoriums”); weakening demand for the each company's services as a result of unplanned customer suspensions, cancellations, rate reductions or non-renewals of vessel charters and aviation equipment or failures to finalize commitments to charter vessels and aviation equipment in response to Moratoriums; increased government legislation and regulation of each company's businesses which could increase cost of operations; increased competition for SEACOR if the U.S. cabotage laws known as the Shipping Act of 1916 and the Merchant Marine Act of 1920, as amended (“Jones Act”) is repealed; liability, legal fees and costs in connection with providing emergency response services, including SEACOR's involvement in response to the oil spill that resulted from the sinking of the Deepwater Horizon in April 2010; decreased demand for each company's services as a result of declines in the global economy; decreased demand for SEACOR's inland river services due to drought conditions and other climatic conditions affection river navigation and/or grain harvests; declines in valuations in the global financial markets and a lack of liquidity in the credit sectors, including, interest rate fluctuations, availability of credit, inflation rates, change in laws, trade barriers, commodity prices and currency exchange fluctuations; the cyclical nature of the oil and gas industry; activity in foreign countries and changes in foreign political, military and economic conditions; safety record requirements related to Offshore Marine Services, Marine Transportation Services and Era Group; decreased demand for Marine Transportation Services and Harbor and Offshore Towing Services due to construction of additional refined petroleum products, natural gas or crude oil pipelines or due to decreased demand for refined petroleum products, crude oil or chemical products or another change in existing methods of delivery; compliance with U.S. and foreign government laws and regulations, including environmental laws and regulations; the dependence on small number of customers; consolidation of SEACOR's customer base; safety issues experienced by a particular helicopter model that could result in customers refusing to use that helicopter model or a regulatory body grounding that helicopter model, which could also permanently devalue that helicopter model; the ongoing need to replace aging vessels and aircraft; industry fleet capacity; restrictions imposed by the U.S. federal maritime and aviation laws and regulations on the amount of foreign ownership of SEACOR's and Era Group's common stock, respectively; operational risks; effects of adverse weather conditions and seasonality; dependence of emergency response revenue on the number and size of events and upon continuing government regulation in this area and Emergency and Crisis Services' ability to comply with such regulation and other governmental regulation; liability in connection with providing emergency response services; the level of grain export volume; the effect of fuel prices on barge towing costs; variability in freight rates for inland river barges; the effect of international economic and political factors in Inland River Services' operations; adequacy of insurance coverage; the attraction and retention of qualified personnel by each company; and various other matters and factors, many of which are beyond either company's control. In addition, these statements constitute SEACOR's and Era Group's cautionary statements under the Private Securities Litigation Reform Act of 1995. It is not possible to predict or identify all such factors. Consequently, the foregoing should not be considered a complete discussion of all potential risks or uncertainties. The words “estimate,” “project,” “intend,” “believe,” “plan” and similar expressions are intended to identify forward-looking statements. Forward-looking statements speak only as of the date of the document in which they are made. SEACOR and Era Group disclaim any obligation or undertaking to provide any updates or revisions to any forward-looking statement to reflect any change in SEACOR's or Era Group's expectations or any change in events, conditions or circumstances on which the forward-looking statement is based. The forward-looking statements in this release should be evaluated together with the many uncertainties that affect each of SEACOR's and Era Group's respective businesses, particularly those mentioned under “Forward-Looking Statements” in Item 7 on SEACOR's Form 10-K, SEACOR's periodic reporting on Form 10-Q and Form 8-K (if any) and Exhibit 99.1 to Era Group's Registration Statement on Form 10, which are incorporated by reference.

For additional information concerning SEACOR, contact Molly Hottinger at (954) 627-5278.

For additional information concerning Era Group, contact Christopher Bradshaw at (281) 606-4871.

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